Exhibit 10.1

WAIVER

THIS WAIVER (this “Waiver”), dated as of February 8, 2012, is by and among SPX Corporation, a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers, the Subsidiary Guarantors, the undersigned Lenders, and Bank of America, N.A., in its capacity as Administrative Agent under the Credit Agreement referenced below.

RECITALS

WHEREAS, senior credit facilities have been established in favor of the Parent Borrower and the Foreign Subsidiary Borrowers pursuant to the terms and conditions of that Credit Agreement, dated as of June 30, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, the Foreign Subsidiary Borrowers from time to time parties thereto, the Lenders from time to time parties thereto, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and Deutsche Bank AG Deutschlandgeschäft Branch, as foreign trade facility agent;

WHEREAS, on January 23, 2012, the Parent Borrower entered into a definitive agreement (as amended, supplemented or otherwise modified from time to time, the “Sale Agreement”) with Robert Bosch GmbH (the “Buyer”), pursuant to which the Parent Borrower has agreed to sell its Service Solutions business (the “Sale”) to the Buyer for a cash price equal to U.S $1.15 billion (subject to purchase price adjustments specified therein);

WHEREAS, the terms of Section 2.12(b) of the Credit Agreement require prepayment of the Loans in an amount equal to the Net Proceeds from the Sale in the event that such Net Proceeds are not reinvested within a 360-day period;

WHEREAS, the Parent Borrower has requested waiver of, and the Lenders (by act of the Required Lenders party hereto) have agreed to waive, compliance with Section 2.12(b) of the Credit Agreement by the Parent Borrower solely with respect to the Net Proceeds of the Sale subject to the terms and conditions set forth in this Waiver;

NOW, THEREFORE, the Administrative Agent, the Loan Parties and the Lenders (by act of the Required Lenders party hereto) agree as follows:

1.             Introductory Paragraph and Recitals.  The above introductory paragraph and recitals of this Release are incorporated herein by reference as if fully set forth herein.

2.             Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3.             Waiver.  The Lenders (by act of the Required Lenders party hereto) hereby waive compliance by the Loan Parties with the mandatory prepayment provisions of Section 2.12(b) of the Credit Agreement solely with respect to the Net Proceeds of the Sale; provided that at least $325 million of the Net Proceeds of the Sale shall be used to repay Loans under the Credit Agreement as follows: (a) to repay the outstanding principal amount of the Incremental Term Loan X in full ($300 million as of the date hereof) and (b) to repay at least $25 million of the Incremental Term Loan A, in each case in immediately available funds on the date no later than ten Business Days after receipt of the Net Proceeds of the Sale.  The Net Proceeds of the Sale remaining after the repayment of at least $325 million of Loans under the Credit Agreement as provided above may be used in the discretion of the Loan Parties, including without limitation for cash dividends and share repurchases in accordance with Section 6.8 of the Credit Agreement.  This Waiver is limited solely to the specific waiver described above, and nothing contained in this Agreement shall be deemed to constitute a waiver of Section 2.12(b) of the Credit Agreement in the future or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

4.             Representations and Warranties; No Default or Event of Default.  The Parent Borrower hereby represents and warrants that (a) the Sale is permitted under the Credit Agreement, (b) the representations and warranties of the Parent Borrower and the other Loan Parties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof and (c) immediately before and immediately after giving effect to this Waiver, there exists no Default or Event of Default under the Credit Agreement.  The Parent Borrower acknowledges and agrees that any representation or warranty made in this Waiver that is false or misleading in any material respect shall be deemed to constitute, and shall be, an Event of Default under clause (c) of Article VII (Events of Default) of the Credit Agreement.

5.             Effectiveness.  This Waiver shall be effective upon receipt of executed counterparts hereto from each Loan Party, the Administrative Agent and Required Lenders.

6.             Counterparts.  This Waiver may be executed in any number of counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement.  Any signature pages of this Waiver transmitted by fax or PDF will have the same legal effect as an originally executed signature page.

7.             Full Force and Effect.  Except as expressly waived or modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

8.             Expenses.  The Parent Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Waiver, including the reasonable fees and expenses of Moore & Van Allen, PLLC.

9.             GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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The Administrative Agent, the undersigned Lenders and Loan Parties have caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.

PARENT BORROWER:	SPX CORPORATION,
a Delaware corporation

	By:	/s/ Kevin Lilly
	Name:	Kevin Lilly
	Title:	Executive Vice President, Secretary and General Counsel

FOREIGN SUBSIDIARY
BORROWERS:	SPX COOLING TECHNOLOGIES GmbH,
a limited liability company formed in Germany

	By:	/s/ Andre Sombecki
	Name:	Andre Sombecki
	Title:	Managing Director

	By:	/s/ Robert Bartels
	Name:	Robert Bartels
	Title:	Managing Director

BALCKE-DÜRR GmbH,
a limited liability company formed in Germany

	By:	/s/ Andre Sombecki
	Name:	Andre Sombecki
	Title:	Managing Director

	By:	/s/ Robert Bartels
	Name:	Robert Bartels
	Title:	Managing Director

SPX FLOW TECHNOLOGY CRAWLEY LIMITED,
a company incorporated in England and Wales

	By:	/s/ Kevin Lilly
	Name:	Kevin Lilly
	Title:	Director

SPX CLYDE UK LIMITED,
a company incorporated in England and Wales

	By:	/s/ Kevin Lilly
	Name:	Kevin Lilly
	Title:	Director

SUBSIDIARY
GUARANTORS:	THE MARLEY-WYLAIN COMPANY,
a Delaware corporation

	By:	/s/ Thomas Blashill
	Name:	Thomas Blashill
	Title:	President

WAUKESHA ELECTRIC SYSTEMS, INC.,
a Wisconsin corporation

	By:	/s/ Kevin Lilly
	Name:	Kevin Lilly
	Title:	Vice President and Secretary

MCT SERVICES LLC,
a Delaware limited liability company

	By:	/s/ Drew Ladau
	Name:	Drew Ladau
	Title:	President

SPX HEAT TRANSFER INC.,
a Delaware corporation

	By:	/s/ Kevin Lilly
	Name:	Kevin Lilly
	Title:	Vice President and Secretary

SPX FLOW TECHNOLOGY USA, INC.,
a Delaware corporation

	By:	/s/ Kevin Lilly
	Name:	Kevin Lilly
	Title:	Executive Vice President and Secretary

SPX FLOW TECHNOLOGY SYSTEMS, INC.,
a Delaware corporation

	By:	/s/ Kevin Lilly
	Name:	Kevin Lilly
	Title:	Vice President and Secretary

SPX COOLING TECHNOLOGIES, INC.,
a Delaware corporation

	By:	/s/ Kevin Lilly
	Name:	Kevin Lilly
	Title:	Executive Vice President and Secretary

THE MARLEY COMPANY LLC,
a Delaware limited liability company

By:	/s/ Kevin Lilly
Name:	Kevin Lilly
Title:	Executive Vice President and Secretary

JOHNSTON BALLANTYNE HOLDINGS LIMITED,
a company incorporated in England and Wales

By:	/s/ Kevin Lilly
Name:	Kevin Lilly
Title:	Director

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Mollie S. Canup
	Name:	Mollie S. Canup
	Title:	Vice President